UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-6709

Name of Registrant:	Vanguard Florida Tax-Free Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2003 - November 30, 2004

Item 1:	Reports to Shareholders

Vanguard®Florida Long-Term Tax-Exempt Fund

November 30, 2004

CONTENTS

1	LETTER FROM THE CHAIRMAN

6	REPORT FROM THE ADVISOR

9	FUND PROFILE

10	GLOSSARY OF INVESTMENT TERMS

11	PERFORMANCE SUMMARY

13	ABOUT YOUR FUND'S EXPENSES

15	FINANCIAL STATEMENTS

29	ADVANTAGES OF VANGUARD.COM

       SUMMARY

•	During the 2004 fiscal year, interest rates dipped, rose, and dipped again in a climate of economic uncertainty.

•	Vanguard Florida Long-Term Tax-Exempt Fund generated a return consistent with its investment focus.

•	The fund's return topped the average returns of competing funds.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended November 30, 2004, longer-term interest rates moved down, then up, eventually settling near their levels at the start of the period. In this volatile environment, the Investor Shares of Vanguard Florida Long-Term Tax-Exempt Fund produced a 3.7% return, superior to the average return of competing funds. (The Admiral Shares returned 3.8%.)

2004 Total Returns	Fiscal Year Ended November 30
Vanguard Florida Long-Term
Tax-Exempt Fund
Investor Shares	3.7%
SEC 30-Day Annualized Yield: 3.53%
Taxable-Equivalent Yield: 5.43%*
Admiral Shares	3.8
SEC 30-Day Annualized Yield: 3.58%
Taxable-Equivalent Yield: 5.51%*
Lehman 10 Year Municipal Bond Index	4.0
Average Florida Municipal Debt Fund**	3.1
Lehman Municipal Bond Index	4.1

*This calculation, which assumes a typical itemized tax return, is based on the maximum federal income tax rate of 35%. Please see the prospectus for a detailed explanation of the calculation.
**Derived from data provided by Lipper Inc.

The table to the left presents the total returns of the Florida Long-Term Tax-Exempt Fund and its comparative standards. We also display the fund’s yield on November 30, as well as its taxable-equivalent yield. The taxable-equivalent yield can be used to compare the yields of tax-exempt securities with those of fully taxable bonds. This calculation assumes that an investor is subject to the highest federal income tax rates. (It’s expected that the fund’s shares will be exempt from Florida’s intangible personal property tax.)

Please see the table on page 5 for details of the fund’s net asset values at the start and the end of the period and its per-share distributions during the fiscal year.

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

DEFYING EXPECTATIONS, LONGER-TERMYIELDS
FINISHED WHERE THEY STARTED

As the fiscal year began, many investors and analysts expected a sharp rise in bond yields from a combination of an improving economy, rising corporate profits, and the Federal Reserve Board’s anticipated return to its traditional role of fighting inflation. However, that steep increase never fully materialized during the period, at least not at the longer end of the maturity spectrum.

Initially, bond prices rose and yields fell through March; then the trend sharply reversed, and ultimately yields settled back to roughly where they began. At fiscal year-end, the yield of the 10-year U.S. Treasury note was 4.35%, only 2 basis points (0.02 percentage point) higher than at the start of the period. Mixed signals contributed to bonds’ volatility, including a less-than-robust rate of job growth, record high prices for crude oil, and continuing problems in Iraq and elsewhere. All such factors can alter investors’ perception of bonds’ attractiveness relative to other investment alternatives.

Yields of fixed income securities at the shorter end of the maturity spectrum, which are usually more strongly affected by the Fed’s interest rate moves, did rise significantly during the 12 months, a period in which the Fed doubled the target federal funds rate to 2.00% through four quarter-point increases. The yield of the 3-month Treasury bill, a proxy for money market yields, rose from 0.93% to 2.22% over the fiscal year.

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.4%. The Lehman Municipal Bond Index returned 4.1%. Corporate bonds, particularly those from below-investment-grade issuers, generally did better than government securities. The Lehman High Yield Index returned 12.0%.

STOCKS ENDED ON A STRONG NOTE

Stock investors received an early holiday gift: A surge in equity prices in November served as a nice bookend to a market rally at the start of the period, more than offsetting a general decline in the middle. The broad

U.S.stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 13.6% for the full 12 months.

The gains were broadly based, with the largest advances made by energy-related stocks. Generally, small-capitalization stocks outpaced large-caps, and value stocks—whose prices are considered low relative to earnings, book value, and other measures—outperformed their growth counterparts. Markets overseas, particularly emerging markets, outpaced the U.S. market even without taking into account the effect of currency exchanges. The burgeoning trade and federal budget deficits were factors in the continued fall in the value of the U.S. dollar relative to most other major currencies. The weak dollar added several percentage points to returns from foreign investments for U.S.-based investors.

INTEREST RATES SEESAWED

The Florida Long-Term Tax-Exempt Fund was positioned effectively for the volatile interest-rate environment. The advisor, Vanguard Fixed Income Group, kept the fund’s duration (a measure of sensitivity to interest rates) at the low end of its typical range during the first half of the fiscal year, providing some protection from rising rates. During the second half, the advisor allowed the portfolio’s duration to drift back to the neutral range, moderating the defensive posture as bond prices rallied.

Market Barometer		Average Annual Total Returns
		Periods Ended November 30, 2004
		One Year	Three Years	Five Years
Bonds	Lehman Aggregate Bond Index	4.4%	5.6%	7.4%
	(Broad taxable market)
	Lehman Municipal Bond Index	4.1	5.7	6.8
	Citigroup 3-Month Treasury Bill Index	1.2	1.3	2.8

Stocks	Russell 1000 Index (Large-caps)	12.7%	3.4%	-1.3%
	Russell 2000 Index (Small-caps)	17.3	12.6	8.3
	Dow Jones Wilshire 5000 Index	13.6	4.8	-0.7
	(Entire market)
	MSCI All Country World Index
	ex USA (International)	25.2	12.5	1.0

CPI	Consumer Price Index	3.5%	2.5%	2.6%

The 12-month total return of 3.7% for the fund’s Investor Shares exceeded the average return of competing funds, reflecting both the advisor’s skill and the return-enhancing benefit of Vanguard’s low expense ratios.

(Please see page 13 for more information about costs.) A less-visible benefit of our cost advantage is that the advisor can deliver competitive

Total Returns	Ten Years Ended November 30, 2004
	Average Annual Return		Final Value of a $10,000 Initial Investment*
	Vanguard Fund	Average Competing Fund**	Vanguard Fund	Average Competing Fund**	Vanguard Advantage(TM)
Florida Long-Term Tax-Exempt Fund
Investor Shares	7.4%	6.3%	$20,445	$18,396	$2,049

*Assuming reinvestment of all income dividends and capital gains distributions
**Average Florida Insured Municipal Debt Fund through March 31, 2002, and the Average Florida Municipal Debt Fund thereafter.
Note: Returns shown are rounded, but the dollar calculations are based on unrounded return figures returns without sacrificing portfolio quality or taking undue risk in hopes of making up for the higher costs.

SKILL, DISCIPLINE, AND LOW COSTS HAVE ENHANCED LONGER-TERM RETURNS

The same strategies that produced a strong relative return during the past 12 months—disciplined duration management, an emphasis on high-quality securities, and low costs—have contributed to the Florida Long-Term Tax-Exempt Fund’s excellent long-term result. The table above presents the fund’s ten-year annualized return together with the average result for its peer group over the period. We also show the growth of a hypothetical initial investment of $10,000 in each over the ten years. Clearly, your fund created more wealth for shareholders than the comparative standard.

DIFFERENT QUESTIONS, FAMILIAR ANSWERS

As we look back at the past 12 months, there are a number of questions about the direction of the stock and bond market, which prompts a debate about risk and opportunity. Are interest rates at a transient low or a long-term plateau? Are stock valuations stretched or consistent with corporate fundamentals? In other words, fiscal 2004 has been just like every other year. Our recommendation now, just as it has been during periods of more extreme stock and bond market performance, is to hold a diversified mix of stock, bond, and money market funds, allocated according to your unique circumstances. The lack of variety in our counsel does not reflect a lack of imagination. Rather, it reflects our recognition that balance and diversification give you the best chance of reaching your financial goals.

Vanguard provides a number of tools that can help you select, establish, and monitor an asset mix that meets your own needs. If you haven’t done so already, I encourage you to visit Vanguard.com to explore some of these resources.

Thank you for entrusting us with your assets.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 21, 2004

Your Fund's Performance at a Glance		November 30, 2003-November 30, 2004

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Florida Long-Term
Tax-Exempt Fund
Investor Shares	$12.00	$11.79	$0.506	$0.136
Admiral Shares	12.00	11.79	0.513	0.136

REPORT FROM THE ADVISOR

Interest rates were volatile throughout the 2004 fiscal year, hitting a low early in March, rising markedly during the summer, and then declining again at the period’s close. The Florida Long-Term Tax-Exempt Fund performed well in this unsettled environment, posting returns of 3.7% for Investor Shares and 3.8% for Admiral Shares. These results exceeded the average return of competing funds.

THE U.S. ECONOMY EXPANDED SOLIDLY

Over the 12 months ended November 30, the economy expanded at a solid rate of 4.0%, near a level last seen in the late 1990s. Growth in consumer spending and business investment drove much of the increase, even as the recent run-up in oil prices put pressure on consumer and corporate cash flow. The current-account deficit (which includes the trade deficit) remained at a record high 5.6% of gross domestic product.

Although payrolls expanded along with the economy, job growth slowed in the third quarter of calendar 2004, falling below the rate considered sufficient to reduce the level of unemployment over time. The U.S. unemployment rate nevertheless stood at 5.4% in November, a low level by historical norms. As our fiscal year ended, most leading indicators suggested that labor market conditions remained promising for increased hiring.

Investment Philosophy

The fund reflects a belief that a relatively high level of current income exempt from federal income tax and Florida’s intangible personal property tax can be achieved by investing primarily in long-term bonds issued by state, county, and municipal governments in Florida.

Despite rising oil prices, various inflationary measures decelerated in the third calendar quarter, remaining near historical lows. Economic data generally appeared to confirm the Federal Reserve Board’s view that the acceleration in inflation witnessed earlier in 2004 was “temporary.” Indeed, Fed officials reiterated that longer-term inflation expectations were low and stable.

During the fiscal year, the Fed’s Open Market Committee (FOMC) raised short-term interest rates four times. By the end of November, the target federal funds rate stood at 2.0%. The FOMC has repeatedly signaled its intention to raise rates further in order to remove its considerable monetary accommodation (i.e., a negative inflation-adjusted federal funds rate), although it has noted that future decisions are contingent on the strength of economic data.

MUNICIPAL BONDS TRAILED TREASURIES

During the fiscal year, the yields of U.S. Treasury bonds with maturities of more than 10 years were generally stable. (The yield of the 30-year bond actually fell.) The picture was very different for shorter maturities, as the Fed’s actions placed upward pressure on yields.

In the municipal bond market, yields crept higher among long-maturity bonds and rose more sharply among short-term securities, causing the municipal market to underperform the Treasury market except among the very shortest maturities. As of November 30, the ratios of municipal bond yields to the yields of Treasury bonds of comparable maturity were roughly at the midpoint of their 12-month highs and lows. A 10-year AAA general obligation tax-exempt bond yielded about 84% of its U.S. Treasury counterpart, suggesting that municipal bonds offered attractive after-tax yields relative to Treasuries.

Yields of Municipal Bonds
(AAA-Rated General-Obligation Issues)
Maturity	Nov. 30, 2003	Nov. 30, 2004	Change (basis points)
2 years	1.40%	2.19%	+79
5 years	2.39	2.85	+46
10 years	3.55	3.66	+11
30 years	4.72	4.76	+4

Source: The Vanguard Group

Yields of U.S. Treasury Securities
Maturity	Nov. 30, 2003	Nov. 30, 2004	Change (basis points)
2 years	2.04%	3.00%	+96
5 years	3.35	3.69	+34
10 years	4.33	4.35	+2
30 years	5.13	5.00	-13

Source: The Vanguard Group

The supply of municipal bonds nationally declined 12.8% during the fiscal year, though issuance rates remained above longer-term trends. If interest rates continue to rise, issuance could decline further--generally a positive development for municipal bond investors.

Florida enjoyed solid economic and fiscal performance during the period. The state's strong fiscal health proved beneficial as Floridians dealt with the aftermath of several destructive hurricanes in August and September. The state continues to face rapid population growth, which is creating greater pressure on its infrastructure and necessitating an expansion of educational facilities. The soaring health care costs associated with an aging population will continue to place budgetary pressure on the state.

THE FUND EMPHASIZED RISK CONTROL AND QUALITY

Throughout the fiscal year, the Vanguard Florida Long-Term Tax-Exempt Fund maintained its emphasis on the market's high-quality securities. At the start of the period, the fund's duration was near the short end of its typical range, moderating the fund's interest-rate sensitivity. As the year progressed, we allowed the duration to drift back toward a neutral stance.

A key reason for the fund's strong results, both recently and over the long term, is the combination of conservative portfolio management with low operating costs, which reduces the need to take unnecessary risks in pursuit of return. Vanguard's expense advantage is important in any market environment, but it's especially critical in the current environment of low yields.

Robert F. Auwaerter, PRINCIPAL

Christopher M. Ryon, PRINCIPAL

Reid O. Smith, PRINCIPAL

VANGUARD FIXED INCOME GROUP

DECEMBER 23, 2004

FUND PROFILE
As of 11/30/2004	This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

FLORIDA LONG TERM TAX-EXEMPT FUND
Financial Attributes
	Fund	Comparative Index*	Broad Index**
Number of Issues	181	9,147	49,414
Yield		—	—
Investor Shares	3.5
Admiral Shares	3.6
Yield to Maturity	3.7%†	3.7	3.8
Average Coupon	5.3	5.2	5.1
Average Effective Maturity	8.2 years	7.1 years	7.1 years
Average Quality	AAA	AA+	AA+
Average Duration	6.5 years	5.8 years	5.5 years
Expense Ratio		—	—
Investor Shares	0.14
Admiral Shares	0.09
Short-Term Reserves	6	—	—

Volatility Measures

	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.99	1.00	0.98	1.00
Beta	1.02	1.00	1.18	1.00

Distribution by Maturity (% of portfolio)

Under 1 Year	7%
1-5 Years	16
5-10 Years	60
10-20 Years	16
20-30 Years	1

Total	100%

  *Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.
†Before expenses.

Distribution by Credit Quality
(% of portfolio)

AAA	87%
AA	5
A	5
BBB	3

Total	100%

Investment Focus

         Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a funds interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

PERFORMANCE SUMMARY
As of 11/30/2004	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

FLORIDA LONG-TERM TAX-EXEMPT FUND

Cumulative Performance November 30, 1994–November 30, 2004

	Average Annual Total Returns Periods Ended November 30, 2004
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Florida Long-Term Tax-Exempt Fund Investor Shares	3.70%	7.21%	7.41%	$20,445
Lehman Municipal Bond Index	4.07	6.78	7.16	19,969
Lehman 10 Year Municipal Bond Index	4.03	6.68	7.15	19,947
Average Florida Municipal Debt Fund*	3.10	5.87	6.29	18,396

	One Year	Since Inception**	Final Value of a $250,000 Investment
Florida Long-Term Tax-Exempt Fund Admiral Shares	3.76%	5.23%	$292,058
Lehman Municipal Bond Index	4.07	5.06	290,621
Lehman 10 Year Municipal Bond Index	4.03	5.06	290,613

Fiscal-Year Total Returns (%) November 30, 1994-November 30, 2004
	Florida Long-Term Tax-Exempt Fund Investor Shares			Lehman †		Florida Long-Term Tax-Exempt Fund Investor Shares			Lehman †
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	13.8%	6.3%	20.1%	18.6%	2000	3.6%	5.4%	9.0%	7.7%
1996	1.2	5.3	6.5	5.7	2001	3.9	5.1	9.0	8.2
1997	1.3	5.2	6.5	7.1	2002	2.3	4.7	7.0	6.7
1998	2.9	5.1	8.0	8.1	2003	2.9	4.5	7.4	6.9
1999	-6.5	4.6	-1.9	-0.4	2004	-0.6	4.3	3.7	4.0

*Derived from data provided by Lipper Inc.; based on the Average Florida Insured Municipal Debt Fund through March 31, 2002, and the Average Florida Municipal Debt Fund thereafter.
**November 12, 2001.
†Lehman 10 Year Municipal Bond Index
Notes:Returns shown are rounded, but the dollar calculations are based on unrounded return figures. See Financial Highlights tables on pages 23 and 24 for dividend and capital gains information

PERFORMANCE SUMMARY (CONTINUED)

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Florida Long-Term Tax-Exempt Fund
Investor Shares	9/1/1992	4.58%	7.34%	1.98	5.06%	7.04%
Admiral Shares	11/12/2001	4.64	5.68*	—	—	—

*Return since inception

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on actual fund return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2004

Florida Long-Term Tax-Exempt Fund	Beginning Account Value May 31, 2004	Ending Account Value Nov. 30, 2004	Expenses Paid During Period*
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,041.17	$0.66
Admiral Shares	1,000.00	1,041.44	0.41
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.35	$0.66
Admiral Shares	1,000.00	1,024.60	0.40

*These calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are: 0.13% for Investor Shares and 0.08% for Admiral Shares. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Expense Ratios:
Your fund compared with its peer group

	Investor Shares	Admiral Shares	Average Florida Municipal Debt Fund
Florida Long-Term
Tax-Exempt Fund	0.14%	0.09%	1.13%*

*Peer-group expense ratio is derived from data provided by Lipper Inc.and captures information through year-end 2003.

Note that the expenses shown in the table on page 13 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

As of 11/30/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s municipal bond holdings, including each security’s market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Florida Long-Term Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
MUNICIPAL BONDS (98.9%)

Alachua County FL Health Fac. Auth
(Shands Teaching Hosp.)	6.25%	12/1/2011 (1)	$ 3,095	$ 3,595
Alachua County FL Health Fac. Auth
(Shands Teaching Hosp.)	6.25%	12/1/2016 (1)	8,695	10,374
Boynton Beach FL Util. System Rev	5.375%	11/1/2013 (3)	2,400	2,713
Boynton Beach FL Util. System Rev	5.375%	11/1/2015 (3)	2,665	3,025
Boynton Beach FL Util. System Rev	5.50%	11/1/2018 (3)	3,125	3,596
Boynton Beach FL Util. System Rev	5.50%	11/1/2020 (3)	3,480	4,014
Boynton Beach FL Util. System Rev	6.25%	11/1/2020 (3) (ETM)	415	497
Brevard County FL Health Fac. Auth. Rev
(Holmes Regional Medical Center)	5.625%	10/1/2014 (1)	2,000	2,124
Brevard County FL Util. Rev	5.25%	3/1/2012 (3)	3,805	4,241
Brevard County FL Util. Rev	5.25%	3/1/2013 (3)	2,165	2,380
Brevard County FL Util. Rev	5.25%	3/1/2014 (3)	2,045	2,252
Broward County FL Airport System Rev	5.25%	10/1/2011 (1)	10,000	10,643
Broward County FL Airport System Rev	5.00%	10/1/2023 (2)	4,330	4,490
Broward County FL Airport System Rev	5.00%	10/1/2024 (2)	5,000	5,149
Broward County FL School Board COP	5.375%	7/1/2011 (4) (Prere.)	5,755	6,460
Broward County FL School Board COP	5.375%	7/1/2011 (4) (Prere.)	6,325	7,100
Broward County FL School Board COP	5.50%	7/1/2011 (4) (Prere.)	5,170	5,883

Florida Long-Term Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Broward County FL School Board COP	5.50%	7/1/2011 (4) (Prere.)	$ 5,205	$ 5,923
Broward County FL School Board COP	5.50%	7/1/2011 (4) (Prere.)	4,635	5,274
Broward County FL School Board COP	5.50%	7/1/2018 (4)	14,575	16,091
Broward County FL School Board COP	5.50%	7/1/2019 (4)	15,710	17,305
Collier County FL School Board COP	6.25%	2/15/2013 (4)	12,500	14,855
Collier County FL School Board COP	5.375%	2/15/2017 (4)	5,725	6,248
Collier County FL School Board COP	5.375%	2/15/2018 (4)	5,000	5,427
Collier County FL School Board COP	5.375%	2/15/2019 (4)	5,000	5,428
Collier County FL School Board COP	5.375%	2/15/2020 (4)	5,695	6,180
Coral Springs FL Improvement Dist. Water & Sewer GO	6.00%	6/1/2010 (1)	3,205	3,473
Davie FL Water & Sewer Rev.	6.375%	10/1/2012 (2)	2,500	2,924
Dunedin FL Util. System Rev.	6.75%	10/1/2008 (3)	1,115	1,278
Dunedin FL Util. System Rev.	6.75%	10/1/2010 (3)	2,465	2,928
Escambia County FL Environmental Improvement Rev.	5.75%	11/1/2027	6,000	6,066
Florida Board of Educ. Capital Outlay	5.50%	6/1/2014	10,000	11,168
Florida Board of Educ. Capital Outlay	5.375%	6/1/2017 (3)	4,010	4,407
Florida Board of Educ. Public Educ.	5.375%	6/1/2015	12,000	13,241
Florida Board of Educ. Public Educ.	5.00%	6/1/2034 (2)	15,000	15,208
Florida Board of Educ. Rev. (Lottery Rev.)	5.75%	7/1/2014 (3)	8,475	9,567
Florida Board of Educ. Rev. (Lottery Rev.)	5.50%	7/1/2015 (2)	12,105	13,504
Florida Board of Educ. Rev. (Lottery Rev.)	5.75%	7/1/2015 (3)	8,960	10,086
Florida Division Board Financial Dept. of General Services
Systems Rev. (Dept. of Environmental Protection)	5.75%	7/1/2005 (2) (Prere.)	3,585	3,698
Florida Housing Finance Corp. Rev.	5.95%	1/1/2032 (4)	12,535	12,890
Florida Muni. Power Agency Rev. (Stanton Project) VRDO	1.67%	12/7/2004 (1)	1,600	1,600
Greater Orlando Aviation Auth. Orlando FL Airport Fac. Rev.	5.25%	10/1/2012 (3)	18,245	19,499
Highlands County FL Health Rev. (Adventist Health System)	6.00%	11/15/2031	10,000	10,707
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.50%	10/1/2010 (4)	3,775	4,222
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.50%	10/1/2011 (4)	4,610	5,188
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.50%	10/1/2012 (4)	5,670	6,396
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.50%	10/1/2013 (4)	3,000	3,382
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.50%	10/1/2014 (4)	5,365	6,054
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.50%	10/1/2015 (4)	3,945	4,443
Hillsborough County FL IDA (Tampa General Hosp. Project)	5.25%	10/1/2034	4,800	4,803
Hillsborough County FL IDA (Univ. Community Hosp.)	6.50%	8/15/2019 (1)	17,850	21,870
Hillsborough County FL School Board COP	5.25%	7/1/2017 (1)	7,005	7,813
Hillsborough County FL School Board COP	5.50%	7/1/2018 (1)	14,945	16,990
Hillsborough County FL School Dist. Sales Tax Rev.	5.375%	10/1/2014 (2)	2,000	2,218
Hillsborough County FL School Dist. Sales Tax Rev.	5.375%	10/1/2015 (2)	2,000	2,205
Hillsborough County FL School Dist. Sales Tax Rev.	5.375%	10/1/2017 (2)	4,780	5,263
Hillsborough County FL School Dist. Sales Tax Rev.	5.375%	10/1/2018 (2)	2,000	2,196
Hollywood FL Water & Sewer Rev.	5.00%	10/1/2011 (4)	3,155	3,476
Hollywood FL Water & Sewer Rev.	5.00%	10/1/2012 (4)	5,785	6,371
Hollywood FL Water & Sewer Rev.	5.00%	10/1/2013 (4)	3,600	3,967
Indian River County FL Water & Sewer Rev.	6.50%	9/1/2008 (3)	2,540	2,878

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Jacksonville FL Excise Taxes Rev.	5.25%	10/1/2016 (1)	$ 2,500	$ 2,709
Jacksonville FL Excise Taxes Rev.	5.25%	10/1/2017 (1)	2,895	3,124
Jacksonville FL Excise Taxes Rev.	5.25%	10/1/2018 (1)	3,300	3,548
Jacksonville FL Excise Taxes Rev.	5.25%	10/1/2019 (1)	2,280	2,445
Jacksonville FL Excise Taxes Rev.	5.25%	10/1/2020 (1)	1,750	1,872
Lakeland FL Electric & Water Rev.	6.05%	10/1/2008 (4)	4,785	5,369
Lakeland FL Electric & Water Rev.	6.05%	10/1/2009 (4)	4,000	4,556
Lakeland FL Electric & Water Rev.	6.55%	10/1/2009 (4)	4,000	4,634
Lakeland FL Electric & Water Rev.	0.00%	10/1/2010 (1)	8,260	6,705
Lakeland FL Electric & Water Rev.	0.00%	10/1/2011 (1)	8,420	6,499
Lakeland FL Electric & Water Rev.	0.00%	10/1/2012 (1)	2,020	1,476
Lakeland FL Electric & Water Rev.	6.05%	10/1/2014 (4)	2,000	2,376
Lee County FL IDA Health Care Fac. Rev. (Shell Point Village)	5.50%	11/15/2021	11,925	12,014
Lee County FL School Board COP	6.00%	8/1/2008 (4)	6,180	6,654
Miami Beach FL Water & Sewer Rev.	5.625%	9/1/2017 (2)	2,550	2,845
Miami FL GO	5.90%	12/1/2008 (3)	1,000	1,120
Miami FL GO	6.00%	12/1/2009 (3)	1,380	1,572
Miami-Dade County FL Aviation—
Miami International Airport	5.75%	10/1/2017 (3)	8,940	9,882
Miami-Dade County FL Aviation—
Miami International Airport	5.75%	10/1/2018 (3)	5,000	5,519
Miami-Dade County FL Aviation—
Miami International Airport	5.75%	10/1/2019 (3)	5,500	6,056
Miami-Dade County FL Aviation—
Miami International Airport	5.75%	10/1/2020 (3)	4,000	4,394
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.25%	6/1/2010 (4)	1,000	1,074
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.25%	6/1/2011 (4)	2,000	2,163
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.25%	6/1/2012 (4)	2,620	2,833
Miami-Dade County FL Public Fac. Rev.
(Jackson Memorial Hosp.)	5.25%	6/1/2013 (4)	3,160	3,417
Miami-Dade County FL School Board COP	5.75%	10/1/2009 (4) (Prere.)	1,000	1,127
Miami-Dade County FL School Board COP	5.75%	10/1/2009 (4) (Prere.)	2,000	2,254
Miami-Dade County FL School Board COP	5.75%	10/1/2009 (4) (Prere.)	5,265	5,935
Miami-Dade County FL School Board COP	5.75%	10/1/2009 (4) (Prere.)	1,755	1,978
Miami-Dade County FL School Board COP	5.875%	10/1/2009 (4) (Prere.)	3,150	3,568
Miami-Dade County FL School Board COP	5.50%	5/1/2011 (1) (Prere.)	2,460	2,780
Miami-Dade County FL School Board COP	5.50%	5/1/2011 (1) (Prere.)	2,650	2,995
Miami-Dade County FL School Board COP	5.50%	5/1/2011 (1) (Prere.)	3,840	4,340
Miami-Dade County FL School Board COP PUT	5.50%	5/1/2011 (1)	8,500	9,437
Miramar FL Wastewater Improvement Assessment Rev.	5.00%	10/1/2025 (1)	3,280	3,330
North Broward FL Hosp. Dist. Rev.	5.75%	1/15/2007 (1)	2,560	2,734
Ocala FL Water & Sewer Rev.	6.00%	10/1/2005 (2)	580	596
Ocala FL Water & Sewer Rev.	6.00%	10/1/2010 (2)	2,435	2,726
Ocala FL Water & Sewer Rev.	5.75%	10/1/2031 (3)	13,605	15,017
Orange County FL Educ. Fac. Auth. Rev.
(Rollins College) VRDO	1.69%	12/1/2004 LOC	7,175	7,175
Orange County FL Health Fac. Auth. Rev.
(Adventist Sunbelt Group)	6.25%	11/15/2010 (2)	6,015	6,352

Florida Long-Term Tax-Exempt Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Orange County FL Health Fac. Auth. Rev.
(Adventist Sunbelt Group)	6.25%	11/15/2024	$ 5,000	$ 5,513
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.25%	10/1/2009 (1)(ETM)	4,935	5,671
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.25%	10/1/2009 (1)	2,045	2,332
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.25%	10/1/2010 (1)	2,175	2,509
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.25%	10/1/2010 (1)(ETM)	5,260	6,120
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.25%	10/1/2011 (1)(ETM)	2,765	3,255
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.25%	10/1/2011 (1)	1,875	2,198
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.25%	10/1/2013 (1)(ETM)	3,160	3,786
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.25%	10/1/2013 (1)	1,890	2,238
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.25%	10/1/2016 (1)	1,610	1,940
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.25%	10/1/2016 (1)(ETM)	3,890	4,754
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.25%	10/1/2018 (1)	6,770	8,151
Orange County FL Health Fac. Auth. Rev.
(Orlando Regional Healthcare)	6.25%	10/1/2021 (1)	11,500	13,918
Orange County FL School Board COP	6.00%	8/1/2008 (1)	11,580	12,902
Orange County FL School Board COP	6.00%	8/1/2009 (1)	12,255	13,851
Orange County FL School Board COP	6.00%	8/1/2010 (1)	12,825	14,660
Orange County FL School Board COP	6.00%	8/1/2010 (2)(Prere.)	3,500	4,016
Orange County FL School Board COP	6.00%	8/1/2010 (2)(Prere.)	3,955	4,538
Orange County FL School Board COP	6.00%	8/1/2010 (2)(Prere.)	3,170	3,637
Orange County FL School Board COP	6.00%	8/1/2011 (1)	6,000	6,940
Orange County FL School Board COP	5.375%	8/1/2017 (1)	6,590	7,083
Orange County FL School Board COP	5.375%	8/1/2022 (1)	11,500	12,289
Orange County FL School Board VRDO	1.68%	12/1/2004 (1)	9,090	9,090
Orange County FL Tourist Dev. Rev.	5.90%	10/1/2010 (1)(ETM)	835	956
Orlando & Orange County FL Expressway Auth.	6.50%	7/1/2010 (3)	2,000	2,337
Orlando & Orange County FL Expressway Auth.	8.25%	7/1/2014 (3)	3,000	4,081
Orlando & Orange County FL Expressway Auth.	8.25%	7/1/2015 (3)	8,360	11,417
Orlando & Orange County FL Expressway Auth.	5.25%	7/1/2016 (2)	2,000	2,189
Orlando & Orange County FL Expressway Auth. VRDO	1.63%	12/7/2004 (4)	10,800	10,800
Orlando & Orange County FL Expressway Auth. VRDO	1.63%4	12/7/200 (4)	11,300	11,300
Orlando & Orange County FL Expressway Auth. VRDO	1.63%	12/7/2004 (4)	2,900	2,900
Orlando & Orange County FL Expressway Auth. VRDO	1.63%	12/7/2004 (4)	5,000	5,000
Orlando & Orange County FL Expressway Auth. VRDO	1.63%	12/7/2004 (4)	4,100	4,100
Orlando FL Util. Comm. Water & Electric Rev.	5.25%	10/1/2014	5,000	5,606
Orlando FL Util. Comm. Water & Electric Rev.	6.75%	10/1/2017 (ETM)	12,700	15,673
Palm Beach County FL Airport System Rev.	5.75%	10/1/2011 (1)	13,645	15,554
Palm Beach County FL Airport System Rev.	5.75%	10/1/2013 (1)	10,445	12,003
Palm Beach County FL Criminal Justice Fac. Rev.	7.20%	6/1/2014 (3)	16,300	20,809
Palm Beach County FL Criminal Justice Fac. Rev.	7.20%	6/1/2015 (3)	3,000	3,837

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Palm Beach County FL Health Fac. Auth. Hosp. Rev.	5.625%	12/1/2031	$ 16,500	$ 16,911
Palm Beach County FL School Board COP	6.00%	8/1/2010 (3)(Prere.)	7,495	8,663
Palm Beach County FL School Board COP	5.375%	8/1/2015 (4)	8,190	9,018
Palm Beach County FL School Board COP	5.25%	8/1/2016 (4)	4,050	4,396
Palm Beach County FL School Board COP	5.375%	8/1/2016 (4)	4,430	4,863
Palm Beach County FL School Board COP	5.375%	8/1/2017 (4)	4,500	4,922
Palm Beach County FL School Board COP	5.25%	8/1/2018 (4)	2,300	2,479
Palm Beach County FL School Board COP VRDO	1.62%	12/7/2004 (2)	5,300	5,300
Palm Beach County FL School Board COP VRDO	1.72%	12/7/2004 (3)	3,800	3,800
Polk County FL Util. System Rev.	5.25%	10/1/2021 (3)	3,620	3,902
Sarasota County FL Util. System Rev.	7.00%	10/1/2009 (3)	6,260	7,385
Seacoast FL Util. Auth. Water & Sewer Rev.	5.50%	3/1/2017 (3)	2,400	2,743
Seacoast FL Util. Auth. Water & Sewer Rev.	5.50%	3/1/2019 (3)	3,595	4,130
Seminole County FL Water & Sewer Rev.	6.00%	10/1/2009 (1)	1,800	2,044
Seminole County FL Water & Sewer Rev.	6.00%	10/1/2012 (1)	5,000	5,839
Seminole County FL Water & Sewer Rev.	6.00%	10/1/2019 (1)	2,350	2,806
Seminole County FL Water & Sewer Rev.	6.00%	10/1/2019 (1)(ETM)	4,000	4,833
South Broward FL Hosp. Dist. Rev.	5.625%	5/1/2032 (1)	12,000	12,880
South Miami FL Health Fac. Auth. Hosp. Rev.
(Baptist Health South Group)	5.50%	11/15/2033	10,000	10,331
St. Lucie County FL Util. System Rev.	6.50%	10/1/2008 (3)(ETM)	4,910	5,461
St. Lucie County FL Util. System Rev.	5.50%	10/1/2015 (3)(ETM)	5,000	5,453
St. Lucie County FL Util. System Rev.	6.00%	10/1/2020 (3)(ETM)*	5,515	6,598
Sunrise FL Util. System Rev.	5.20%	10/1/2022 (2)	17,805	19,474
Sunshine State Florida Govt. Financing Comm. Rev. VRDO	1.70%	12/7/2004 (2)	4,460	4,460
Tallahassee FL Energy System Rev.	5.25%	10/1/2013 (4)	4,380	4,895
Tallahassee FL Energy System Rev.	5.25%	10/1/2014 (4)	3,980	4,449
Tallahassee FL Energy System Rev.	5.25%	10/1/2015 (4)	5,240	5,870
Tamarac FL Water & Sewer Util. Rev.	5.90%	10/1/2011 (3)	3,980	4,599
Tampa Bay FL Water Util. System Rev.	5.25%	10/1/2017 (3)	5,000	5,606
Tampa FL Health System Rev. (Catholic Healthcare East)	5.25%	11/15/2011 (1)	4,575	5,012
Outside Florida:
Puerto Rico GO	5.25%	7/1/2016	5,000	5,379
Puerto Rico GO	5.25%	7/1/2017	6,790	7,259
Puerto Rico GO	5.25%	7/1/2018	6,500	6,925
Puerto Rico GO	5.25%	7/1/2019	5,000	5,319
Puerto Rico Govt. Dev. Bank VRDO	1.58%	12/7/2004 (1)	4,200	4,200
Puerto Rico Highway & Transp. Auth. Rev. VRDO	1.63%	12/7/2004 (2)	600	600
Puerto Rico Muni. Finance Agency	6.00%	8/1/2016 (4)	6,000	6,783
Puerto Rico Muni. Finance Agency	5.25%	8/1/2018 (4)	5,000	5,471
Puerto Rico Public Buildings Auth. Govt. Fac. Rev. PUT	5.00%2	7/1/201 (2)	12,000	13,052
Puerto Rico Public Finance Corp. PUT	5.75%	2/1/2012 LOC	9,000	10,000

TOTAL MUNICIPAL BONDS
(Cost $1,052,004)				1,124,509

OTHER ASSETS AND LIABILITIES (1.1%)

Other Assets—Note B				15,991
Liabilities				(3,776)

				12,215

NET ASSETS (100%)				$1,136,724

^See Note A in Notes to Financial Statements.
*Securities with a value of $1,675,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 20.

Florida Long-Term Tax-Exempt Fund	Amount (000)
AT NOVEMBER 30, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$1,067,877
Undistributed Net Investment Income	—
Overdistributed Net Realized Gains	(2,842)
Unrealized Appreciation (Depreciation)
Investment Securities	72,505
Futures Contracts	(816)

NET ASSETS	$1,136,724

Investor Shares—Net Assets
Applicable to 57,622,892 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$679,172

NET ASSET VALUE PER SHARE—INVESTOR SHARES	$11.79

Admiral Shares—Net Assets
Applicable to 38,819,993 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$457,552

NET ASSET VALUE PER SHARE—ADMIRAL SHARES	$11.79

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

KEY TO ABBREVIATIONS

BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1)  MBIA (Municipal Bond Insurance Association).
(2)   AMBAC (Ambac Assurance Corporation).
(3)   FGIC (Financial Guaranty Insurance Company).
(4)   FSA (Financial Security Assurance).
(5)   BIGI (Bond Investors Guaranty Insurance).
(6)   Connie Lee Inc.
(7)   FHA (Federal Housing Authority).
(8)   CapMAC (Capital Markets Assurance Corporation).
(9)   American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Florida Long-Term Tax-Exempt Fund Year Ended November 30, 2004 (000)
INVESTMENT INCOME
Income
Interest	$50,784

Total Income	50,784

Expenses
The Vanguard Group—Note B
Investment Advisory Services	146
Management and Administrative
Investor Shares	781
Admiral Shares	274
Marketing and Distribution
Investor Shares	104
Admiral Shares	56
Custodian Fees	12
Auditing Fees	18
Shareholders' Reports
Investor Shares	10
Admiral Shares	1
Trustees' Fees and Expenses	1

Total Expenses	1,403
Expenses Paid Indirectly—Note C	(32)

Net Expenses	1,371

NET INVESTMENT INCOME	49,413

REALIZED NET GAIN (LOSS)
Investment Securities Sold	2,797
Futures Contracts	615

REALIZED NET GAIN (LOSS)	3,412

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	(10,627)
Futures Contracts	(1,093)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	(11,720)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,105

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions—Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions—Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Florida Long-Term Tax-Exempt Fund
	Year Ended November 30,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 49,413	$ 51,855
Realized Net Gain (Loss)	3,412	16,319
Change in Unrealized Appreciation (Depreciation)	(11,720)	17,347

Net Increase (Decrease) in Net Assets Resulting from Operations	41,105	85,521

Distributions
Net Investment Income
Investor Shares	(29,751)	(31,507)
Admiral Shares	(19,662)	(20,348)
Realized Capital Gain*
Investor Shares	(8,270)	(5,638)
Admiral Shares	(5,512)	(3,478)

Total Distributions	(63,195)	(60,971)

Capital Share Transactions—Note F
Investor Shares	(21,625)	(54,130)
Admiral Shares	51	27,993

Net Increase (Decrease) from Capital Share Transactions	(21,574)	(26,137)

Total Increase (Decrease)	(43,664)	(1,587)

Net Assets
Beginning of Period	1,180,388	1,181,975

End of Period	$1,136,724	$1,180,388

*Includes fiscal 2004 and 2003 short-term gain distributions totaling $1,023,000 and $2,314,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Florida Long-Term Tax-Exempt Fund Investor Shares
	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.00	$11.74	$11.51	$11.08	$10.70
Investment Operations
Net Investment Income	.506	.505	.530	.551	.559
Net Realized and Unrealized Gain (Loss) on Investments	(.074)	.346	.262	.430	.380

Total from Investment Operations	.432	.851	.792	.981	.939
Distributions
Dividends from Net Investment Income	(.506)	(.505)	(.530)	(.551)	(.559)
Distributions from Realized Capital Gains	(.136)	(.086)	(.032)	—	—

Total Distributions	(.642)	(.591)	(.562)	(.551)	(.559)

Net Asset Value, End of Period	$11.79	$12.00	$11.74	$11.51	$11.08

Total Return	3.70%	7.38%	7.04%	8.98%	9.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$679	$714	$753	$835	$919
Ratio of Total Expenses to Average Net Assets	0.14%	0.17%	0.18%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	4.27%	4.23%	4.56%	4.81%	5.19%
Portfolio Turnover Rate	7%	19%	26%	24%	34%

FINANCIAL HIGHLIGHTS (CONTINUED)

Florida Long-Term Tax-Exempt Fund Admiral Shares

	Year Ended November 30,			Nov. 12* to Nov. 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.00	$11.74	$11.51	$11.79
Investment Operations
Net Investment Income	.513	.512	.536	.027
Net Realized and Unrealized Gain (Loss) on Investments	(.074)	.346	.262	(.280)

Total from Investment Operations	.439	.858	.798	(.253)

Distributions
Dividends from Net Investment Income	(.513)	(.512)	(.536)	(.027)
Distributions from Realized Capital Gains	(.136)	(.086)	(.032)	—

Total Distributions	(.649)	(.598)	(.568)	(.027)

Net Asset Value, End of Period	$11.79	$12.00	$11.74	$11.51

Total Return	3.76%	7.45%	7.09%	-2.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$458	$466	$429	$260
Ratio of Total Expenses to Average Net Assets	0.09%	0.11%	0.13%	0.12%**
Ratio of Net Investment Income to Average Net Assets	4.32%	4.29%	4.59%	4.72%**
Portfolio Turnover Rate	7%	19%	26%	24%

*Inception
**Annualized

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Florida Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Futures Contracts: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate Principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5.	Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

Each class of shares has equal rights as to assets and earnings, except that each class Separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.    The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2004, the fund had contributed capital of $160,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.16% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.    The fund’s investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2004, these arrangements reduced the fund’s management and administrative expenses by $31,000 and custodian fees by $1,000.

D.    Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $651,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2004, the fund had capital gains of $1,637,000 available for distribution.

The fund had realized losses totaling $5,295,000 through November 30, 2004, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2004, net unrealized appreciation of investment securities for tax purposes was $67,210,000, consisting of unrealized gains of $67,580,000 on securities that had risen in value since their purchase and $370,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2004, the aggregate settlement value of open futures contracts expiring through March 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
30-Year Treasury Bond	395	$43,499	$(816)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E.    During the year ended November 30, 2004, the fund purchased $75,837,000 of investment securities and sold $119,265,000 of investment securities, other than temporary cash investments.

F.    Capital share transactions for each class of shares were:

	Year Ended November 30,
	2004		2003
	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Investor Shares
Issued	$ 145,678	12,235	$181,910	15,236
Issued in Lieu of Cash Distributions	25,769	2,173	24,675	2,066
Redeemed	(193,072)	(16,311)	(260,715)	(21,886)

Net Increase (Decrease)—Investor Shares	(21,625)	(1,903)	(54,130)	(4,584)

Admiral Shares
Issued	137,937	11,604	193,838	16,258
Issued in Lieu of Cash Distributions	16,105	1,358	15,141	1,267
Redeemed	(153,991)	(13,010)	(180,986)	(15,193)

Net Increase (Decrease)—Admiral Shares	51	(48)	27,993	2,332

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Florida Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Florida Long-Term Tax-Exempt Fund (the "Fund") at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 10, 2005

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD FLORIDA LONG-TERM TAX-EXEMPT FUND

This information for the fiscal year ended November 30, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $13,411,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund designates 100% of its income dividends as exempt-interest dividends.

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Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions.

With either type of Vanguard IRA®, your investment options include:

•	Vanguard mutual funds
Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

•	Vanguard® Target Retirement Funds
Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

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When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 1-800-205-6189.

MAXIMIZE YOUR RETIREMENT INVESTMENTS

Are you taking full advantage of your IRA? You should be. With increased contribution limits, these tax-advantaged accounts are powerful options for retirement savers. To take full advantage of your retirement account, consider these simple, but important, steps:

•	Contribute the maximum amount each year.
If you invest as much in your IRA as the law allows—$3,000 for 2004 and $4,000 for 2005 if you are under the age of 50, and $3,500 and $4,500, respectively, if you are aged 50 or older—you will increase your chances of meeting your retirement goals. Provided you meet the eligibility requirements, max out your contribution every year you can.

•	Make automatic contributions.
You can make regular contributions to your IRA by taking advantage of Vanguard’s Automatic Investment Plan, which deducts your contributions from your bank account on a schedule you select—making retirement investing a healthy habit.

•	Keep your savings on course.
Unless you’ve invested in a Vanguard® Target Retirement Fund, you should rebalance your account periodically to ensure that your target asset allocations are aligned to meet your retirement objectives.

•	Protect those you care about.
You determine who will receive your retirement assets after your death, so it’s important to keep your beneficiary designations up to date. They will generally override any other instructions—even those in your will.

•	Adopt a long-term approach.
A successful investment strategy requires a long-term perspective and staying on course—even when the financial markets are declining. Market-timing and performance-chasing are losing strategies that can cause you to stray from the path to your retirement goals.

If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 1-800-205-6189.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard Brokerage Services, Vanguard IRA , Vanguard Advantage, Admiral, PlainTalk ,and the ship logo are trademarks of The Vanguard Group, Inc.	World Wide Web www.vanguard.com

All other marks are the exclusive property of their respective owners.	Fund Information 1-800-662-7447

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.	Direct Investor Account Services 1-800-662-2739

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.	Institutional Investor Services 1-800-523-1036

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.	Text Telephone 1-800-952-3335

© 2004 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

Q180 012005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2004: $18,000
Fiscal Year Ended November 30, 2003: $15,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended November 30, 2004: $1,685,500
Fiscal Year Ended November 30, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2004: $257,800
Fiscal Year Ended November 30, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2004: $76,400
Fiscal Year Ended November 30, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2004: $0
Fiscal Year Ended November 30, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2004: $76,400
Fiscal Year Ended November 30, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FLORIDA TAX-FREE FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FLORIDA TAX-FREE FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2005

VANGUARD FLORIDA TAX-FREE FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	January 18, 2005

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.